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           Ministry of   Ministere de la  Companies       393 University Ave.,
           Consumer and  Consommation     Branch          Toronto Ontario
           Commercial    et du            Direction       M7A 2H6
           Relations     Commerce         des compagnies  393, avenue University
                                                          Toronto (Ontario)
                                                          M7A 2H6
           ---------------------------------------------------------------------
CERTIFICATE OF STATUS
CERTIFICAT DE STATUT DOCUMENTAIRE

This is to certify that according to    Je certifie par les presentes que,
the records of the companies branch     conformement aux dossiers de la
                                        Direction des compagnies,

                            METINA DEVELOPMENTS INC.

Ontario Corporation No.                 numero ontarien de compagnie ou
                                        d'association

                                      64464

is a corporation incorporated,          est constituee, fusionnee ou continue
amalgamated or continued                d'exister en vertu des lois de la
under the laws of the Province of       province de l'ontario.
Ontario.

The corporation came into existence     La compagnie ou association a ete fondee
on                                      le

                              JULY 4 JUILLET, 1951

and has not been dissolved.             et n'a pas ete dissoute.

Dated                                           Fait le
                               APRIL 6 AVRIL, 1990

[SEAL OMITTED]                          /s/ Illegible
                                        ----------------------------------------
                                        ASSISTANT
                                        Controller of Records
                                        Controleur des dossiers

--------------------------------------------------------------------------------
FORM CD-314                                                         07014(01/88)

[Ontario LOGO OMITTED]

              Ministry of    Ministere     Companies       393 University Avenue
              Consumer and   Consommation  Branch          Toronto, Ontario
              Commercial     et du         Direction des   M7A 2H6
              Relations      Commerce      compagnies      416/596-3743

Certified a true copy of 20             Copie certifiee conforme de 20
pages(s) of document(s) from            page(s) de document(s)
the records of the Companies            provenant des dossiers de la
Branch of the Province of               Direction des Compagnies de
Ontario.                                la Province d'Ontario

                                  /s/ Illegible
                                  -------------------------------------

  Controller of Records                  Controleur des Dossiers
    COMPANIES BRANCH                    DIRECTION DES COMPAGNIES
  MINISTRY OF CONSUMER                   MINISTERE DE LA CONSOM-
AND COMMERCIAL RELATIONS                  MATION ET DU COMMERCE
   TORONTO, ONTARIO                          TORONTO, ONTARIO

07251(02/88)
CD-496

[GRAPHIC OMITTED]

Ministry of Consumer and Commercial Relations

CERTIFICATE OF
AMENDMENT OF ARTICLES

This is to certify that

                            METINA DEVELOPMENTS INC.

                      (FORMERLY META URANIUM MINES LIMITED)

incorporated or amalgamated on JULY 4, 1951

has, under section 190 of The Business Corporations Act, delivered the attached
Articles of Amendment.

These Articles of Amendment are effective on AUGUST 24, 1978.

[SEAL OMITTED]                           /s/ Illegible
                                         ---------------------------------------
                                         CONTROLLER OF RECORDS
                                         Companies Division

                                                               File Number 64464

                                         CERTIFIED A TRUE COPY
                                         This 13th day of JULY 2006

[GRAPHIC OMITTED]                        /s/ Illegible
                                         ---------------------------------------
Industry Canada   Industrie Canada                                     Solicitor

CERTIFICATE                              CERTIFICAT
OF CONTINUANCE                           DE PROROGATION

CANADA BUSINESS                          LOI CANADIENNE SUR
CORPORATIONS ACT                         LES SOCIETES PAR ACTIONS

OLYMPUS PACIFIC MINERALS INC.                            659785-8

_____________________________________    _______________________________________
Name of corporation-Denomination de      Corporation number-Numero de la societe
la societe

I hereby certify that the above-named    Je certifie que la societe
corporation was continued under          susmentionnee a ete prorogee en vertu
section 187 of the Canada Business       de l'article 187 de la Loi canadienne
Corporations Act, as set out in the      sur les societes par actions, tel qu'il
attached articles of continuance.        est indique dans les clauses de
                                         prorogation ci-jointes.

/s/ Richard G. Shaw                      July 13, 2006/ le 13 Juillet 2006
-------------------------------------
Richard G. Shaw                          Date of Continuance - Date de la
Director - Directeur                     prorogation

[Canada LOGO OMITTED]                                                 FILED

                                                                  JUL 18 2006

                                                                DEPUTY REGISTRAR
                                                                 OF CORPORATIONS

[GRAPHIC OMITTED] Industry Canada    Industrie Canada         ELECTRONIC TRANSACTION   RAPPORT DE LA TRANSACTION
                                                                      REPORT                  ELECTRONIQUE
                  Canada Business    Loi canadienne sur les         ARTICLES OF                CLAUSES DE
                  Corporations Act   societes par actions           CONTINUANCE                PROROGATION
                                                                   (SECTION 187)              (ARTICLE 187)

PROCESSING TYPE - MODE DE TRAITEMENT: E-Commerce/Commerce-E

REQUEST NUMBER:                BUSINESS NO.:          TAXATION YEAR-END (MM-DD):
                     2220421                                                               12-31
NUMERO DE DEMANDE:             N DEG. D'ENTREPRISE:   FIN DE L'ANNEE D'IMPOSITION (MM-JJ):

1.   NAME OF THE CORPORATION
     DENOMINATION SOCIALE DE LA SOCIETE
     OLYMPUS PACIFIC MINERALS INC.

2.   THE PROVINCE OR TERRITORY IN CANADA WHERE THE REGISTERED OFFICE IS TO BE
     SITUATED
     LA PROVINCE OU LE TERRITOIRE CANADA OU SE SITUERA LE SIEGE SOCIAL ON

3.   THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS
     AUTHORIZED TO ISSUE
     CATEGORIES ET TOUT NOMBRE MAXIMAL D'ACTIONS QUE LA SOCIETE EST AUTORISEE A
     EMETTRE
     The annexed Schedule A is incorporated in this form
     L'annexe A ci-jointe fait partie integrante de la presente formule.

4.   RESTRICTIONS, IF ANY, ON SHARE TRANSFERS - RESTRICTIONS SUR LE TRANSFERT
     DES ACTIONS, S'IL Y A LIEU
     The annexed Schedule B is incorporated in this form.
     L'annexe B ci-jointe fait partie indegrante de la presente formule.

5.   NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS
     NOMBRE (OU NOMBRE MINIMAL ET MAXIMAL) D'ADMINISTRATEURS
     Minimum: 3   Maximum: 15

6.   RESTRICTIONS, IF ANY, ON BUSINESS THE CORPORATION MAY CARRY ON
     LIMITES IMPOSEES A L'ACTIVITE COMMERCIALE DE LA SOCIETE, S'IL Y A LIEU
     The annexed Schedule C is incorporated in this form.
     L'annexe C ci-jointe fait partie integrante de la presente formule.

7.   (1)  IF THE CORPORATION IS CHANGING ITS NAME ON THIS CONTINUANCE, WHAT WAS
          THE CORPORATION'S PREVIOUS NAME?
          SI LA SOCIETE CHANGE SA DENOMINATION SOCIALE AVEC CETTE PROROGATION,
          QUELLE ETAIT SA DENOMINATION SOCIAL ANTERIEURE?

     (2)  DETAILS OF INCORPORATION - DETAILS DE LA CONSTITUTION
          The annexed Schedule D is incorporated in this form.
          L'annexe D ci-jointe fait partie integrante de la presente formule.

8.   OTHER PROVISIONS, IF ANY - AUTRES DISPOSITIONS, S'IL Y A LIEU
     The annexed Schedule E is incorporated in this form.
     L'annexe E ci-jointe fait partie integrante de la presente formule.

Date         Name - Nom       Signature               Capacity of - en qualite de
2006-07-13   ERIC H. MARTIN                           AUTHORIZED OFFICER

                                                           [Canada LOGO OMITTED]

                                        CERTIFIED A TRUE COPY
                                        This 13th day of July 2006

                                        /s/ Illegible
                                        ----------------------------------------
                                                                       Solicitor

                             FILED
                          JUL 18 2006
                       DEPUTY REGISTRAR
                        OF CORPORATIONS

                              SCHEDULE / ANNEXE A

Unlimited Common Shares

                              SCHEDULE / ANNEXE B

None

                              SCHEDULE / ANNEXE C

The Corporation is restricted from carrying on the business of a railway, steamship, air transport, canal telegraph, telephone or irrigation company.

                              SCHEDULE / ANNEXE D

1. Incorporated under the laws of Ontario on July 4, 1951 under the name
   "Meta Uranium Mines Limited (No Personal Liability)";

2. Changed its name to "Metina Developments Inc." on August 24, 1978;

3. Continued from Ontario into B.C. under Company Act (B.C.) under the name
   "Olympus Holdings Ltd." on November 5, 1992 under No. C-435269;

4. Changed its name to "Olympus Pacific Minerals Inc." on November 29, 1996; and

5. Continued from B.C. into the Yukon under the Business Corporations Act
   (Yukon) on November 17, 1997 under No. 26213.

                              SCHEDULE / ANNEXE E

1. A meeting of the holders of the Corporation may, in the Directors' unfettered discretion, be held at any location in Australia, Europe, New Zealand, North
   America and Vietnam, Asia as specified by the Directors in the Notice of such meeting.

2. The Directors may, between annual meetings, appoint one or more additional
   Directors of the Corporation to serve until the next annual meeting, but the number of additional Directors shall not at any time exceed one-third of the number of Directors who held office at the expiration of the last annual meeting of the Corporation, provided that the total number of Directors shall not exceed the maximum number of directors fixed pursuant to the Articles.